                                                                    EXHIBIT 99.7


                              EMPLOYMENT AGREEMENT


     Agreement (this "Agreement") made as of September 1, 1996 by and between QUALITY FOOD CENTERS, INC., a Washington corporation (the "Company"), and Marc Evanger ("Executive").

                                R E C I T A L S:

     1. The Company desires to employ Executive to further the business purposes of the Company; and

     2. Executive desires to be employed by the Company on the terms provided herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. EMPLOYMENT. The Company hereby employs Executive as its Chief Operating Officer, and Executive accepts such employment, upon the terms and conditions set forth in this Agreement, for the period beginning on the date hereof and ending as provided in Section 4 hereof (the "Employment Period").

     2. POSITION AND DUTIES. During the Employment Period, Executive shall diligently and faithfully perform the duties of Chief Operating Officer of the Company and shall perform the attendant responsibilities thereto, including the general supervision, oversight and management of the day-to-day operations of the Company, as well as such other responsibilities as the board of directors of the Company (the "Board") may from time to time direct. Executive shall devote substantially all his business time and attention (except for permitted vacation periods and periods of illness or other incapacity) to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities assigned to Executive hereunder, shall use his reasonable best efforts to perform faithfully and efficiently such responsibilities. Executive shall report only to the Chief Executive Officer of the Company and the Board. The parties hereby acknowledge that it is the present intention of the Company to adopt a holding company structure such that the Company would become a wholly-owned subsidiary of another corporation ("Holdco"), and the parties hereby agree that if such a holding company structure is adopted, this Agreement shall continue in full force and effect, and, from the effective date of any such transaction until the termination of the Employment Period for any reason in accordance with the terms hereof, (a) Executive shall diligently and faithfully perform the duties of President and Chief Executive Officer of the Company and shall perform the attendant responsibilities thereto, as well as such other responsibilities as the Board and the board of directors of Holdco may from time to time direct, and (b) Executive shall report only to the Board and the board of directors and Chief Executive Officer of Holdco.

     3.    SALARY AND BENEFITS

     (a) During the Employment Period, Executive's base salary (the "Salary") shall be not less than $154,498 per annum. The Salary shall be payable in regular installments in accordance with the general payroll practices of the Company. The Company's Compensation Committee shall review Executive's Salary hereunder from time to time, but not less frequently than each Company fiscal year and, in its discretion, may adjust such Salary in such amount as it deems appropriate for any future year of this Agreement; provided, however, that the specified rate of Salary hereunder shall not be reduced below $154,498.

     (b) In addition to the Salary, Executive shall be entitled to the following benefits during the Employment Period:

          (i) participation in all benefit plans provided by the Company generally to senior executive officers of the Company (other than incentive compensation, bonus, deferred compensation or similar compensation plans, if any), including, but not limited to, such amount of paid vacation as is permitted for other senior executive officers of the Company; and

          (ii) participation in such incentive compensation, bonus, deferred compensation or similar compensation plans, if any, as the Board may from time to time determine.

     4.   TERM.

     (a) The Employment Period shall commence on the date hereof and shall end on September 1, 1999 (the "Expiration Date"); provided that (i) the Employment Period shall terminate prior to the Expiration Date upon Executive's death, or the inability of Executive to perform his normal services to the Company required hereunder for a period of ninety (90) consecutive days due to a condition resulting from any physical or mental illness or disability (as reasonably determined by the Board in its good faith judgment) (hereinafter, "Permanent Disability"), (ii) the Employment Period may be terminated by the Company at any time prior to the Expiration Date upon five (5) business days prior written notice for Cause (as defined below) or upon thirty (30) days prior written notice without Cause, and (iii) the Employment Period may be terminated by Executive at any time prior to the Expiration Date upon thirty (30) days prior written notice, whether or not a Constructive Termination or Change in Control (each as defined below) shall have occurred.

     (b) Upon termination of the Employment Period for any reason, except as otherwise herein expressly provided, Executive shall not be entitled to receive Salary or other amounts or benefits for periods after the termination of the Employment Period.

     (c) In the event the Employment Period is terminated (i) by Executive due to a Constructive Termination, (ii) by the Company within one hundred and eighty
(180) days after a Change in Control, (iii) by the Company other than for Cause, or (iv) due to the death or Permanent Disability of Executive, then, except as otherwise herein provided, (A) the Company shall pay to Executive payments equal to Executive's then current Salary, plus bonus amounts ("Bonus") equal to the lesser of (x) the amount of bonus compensation actually paid to Executive by Company for the bonus period immediatley preceding such termination of employment, and (y) the average of the amount of bonus compensation actually paid to Executive by Company for the two (2) bonus periods immediatley preceding such termination of employment (the "Severance Payments") at the same times that installments of Salary and Bonus would be due to Executive hereunder if the Employment Period had not been terminated, for a period of twenty-four (24) months after the date of such termination, and (B) Executive shall immediately vest in all options to purchase shares of the Company's capital stock then held by Executive, regardless of the vesting schedule otherwise applicable to such options under the option plan and/or agreement under which such options were granted. During such period the Company shall continue to provide to Executive (at no cost to Executive other than the costs being borne by Executive immediately prior to such termination) all fringe benefits, including but not limited to, insurance, being provided or required to be provided to Executive at the time of such termination. Notwithstanding any provision of this Agreement to the contrary, the Company's obligation pursuant to this Section 4(c) to make the Severance Payments, if any, and to provide such benefits, if any, to Executive shall immediately terminate and be of no further force and effect from and after the date on which a breach of Section 6 or Section 7 hereof shall have occurred, and Executive shall not be entitled to any such Severance Payments and/or benefits from and after such date.

     (d) For purposes of this Agreement, "Cause" shall mean (i) the commission of a felony or a crime involving moral turpitude or the commission of any other act involving embezzlement or fraud, (ii) gross negligence, reckless disregard, or willful misconduct by Executive in the performance of his duties hereunder;
(iii) the violation of any statutory or common duty of loyalty to the Company, or (iv) violation of Section 6 or Section 7 of this Agreement.

     (e)  For purposes of this Agreement "Constructive Termination" shall mean
(i) the assignment of Executive primarily to duties and responsibilities that are substantially inconsistent with his authority, duties and responsibilities as Chief Operating Officer of the Company and that are normally assigned to an employee of lesser rank, regardless of whether such assignment is accompanied by a change in title or reporting responsibility or (ii) the relocation of Executive by the Company to a primary work location which is more than one hundred (100) miles from the Company's present location, as set forth in Section 14 hereof.

     (f) For purposes of this Agreement, "Change in Control" shall mean that any "person" (as the term "person" is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) other than Zell/Chilmark Fund, L.P. ("Z/C") or an entity or entities owned, controlled by or under common control with Z/C (collectively, the "Z/C Entities"), shall at any time be the "beneficial owner" (within the meaning of Rule 13d-3 under the Exchange Act) of more of (A) the common stock of the Company, or (B) the total voting power of all shares of capital stock of the Company, than the Z/C Entities.

     5. EXPENSES. During the Employment Period, the Company shall reimburse Executive for all business travel and expenses reasonably necessary and appropriate for the performance of his duties hereunder, provided that Executive submits receipts or other expense records to the Company in accordance with the general reimbursement policy then in effect for executives and other employees of the Company.

     6. CONFIDENTIALITY. Executive acknowledges and agrees that, as a result of the performance of his duties hereunder and his performance of duties prior to the date hereof, he has and/or will develop, make use of, acquire and have access to knowledge of a special, unique, non-public or proprietary nature relating to the Company, including, without limitation, pricing and marketing strategy and customer and supplier lists and information (collectively, "Confidential Information") and that such Confidential Information constitutes valuable, special and unique property to the Company. As a material inducement to the Company's entering into this Agreement, Executive covenants and agrees that he will not, at any time during or after the term of this Agreement, directly or indirectly, use, divulge or disclose (other than as required by law), in any manner or for any purpose whatsoever, any Confidential Information, other than for the sole benefit of the Company. Executive shall use his best efforts to take all measures necessary to prevent any person from directly or indirectly using, divulging or disclosing such Confidential Information.

     Executive shall, upon termination of the Employment Period for any reason, immediately surrender and turn over to the Company any and all books, reports, accounts, records, correspondence and other information constituting or incorporating Confidential Information that are in his possession, without retaining any copy, summary or extract thereof on any storage medium whatsoever.


     7.   COVENANTS NOT TO COMPETE.

          (a) As a material inducement to the Company's entering into this Agreement, Executive hereby covenants and agrees that, during the period beginning on the date hereof and ending on the date which is twenty-four (24) months after the date of termination of the Employment Period, he shall not, directly or indirectly:

               (i) engage in, or have any interest in any person, firm, corporation, partnership or business that engages in, any business which is competitive with any business in which (A) the Company is engaged at any time during the Employment Period and (B) Executive is directly involved in the performance of his duties hereunder;

               (ii) divert or attempt to divert or take advantage of or attempt to take advantage of any business or opportunities of any type whatsoever which are similar to the business of the Company or the opportunities in which the Company is engaged during the Employment Period;

               (iii) solicit or attempt to solicit any existing or future customers, clients or suppliers of the Company, except to the extent that such solicitation or attempted solicitation concerns business activities which are unrelated to any and all businesses and/or opportunities in which the Company is engaged at any time during the Employment Period; or

               (iv) induce or attempt to induce any employee of the Company to leave or terminate such employment (collectively, such restrictions shall hereinafter be referred to as the "Covenants Not To Compete").

     (b) The Covenants Not To Compete shall in no way restrict the right of Executive to own, in the aggregate, not more than five percent (5%) of the equity securities of any corporation whose equity securities are listed on a national securities exchange or regularly traded in the over-the-counter market and for which quotations are available on the NASDAQ System. Any holding acquired in reliance on the provisions of this Section 7(b) and in compliance with the limitations hereof shall not be deemed to be in violation of the Covenants Not To Compete if subsequent to its acquisition any such equity securities are no longer listed on a national securities exchange or no longer regularly traded in the over-the-counter market and quoted on the NASDAQ System.

     (c) If, in any judicial proceeding, a court shall refuse to enforce the Covenants Not To Compete, or any portion thereof, because the term is too long, all parties hereto expressly understand and agree that for the purpose of such proceeding, such term shall be deemed reduced to the extent necessary to permit the enforcement of the Covenants Not To Compete.

     (d) If, in any judicial proceeding, a court shall refuse to enforce the Covenants Not To Compete, or any portion thereof, because it is more extensive (whether as to geographic area, scope of business or otherwise) than necessary to effectuate the purpose of this Agreement, all parties expressly understand and agree that for the purposes of such proceeding, such limitation shall be deemed reduced to the extent necessary to permit the enforcement of the Covenants Not To Compete.

     8. ATTORNEY'S FEES. In the event of a lawsuit or other proceeding to enforce the terms hereof, the other party or parties hereto shall reimburse the prevailing party upon demand for attorney's fees and disbursements reasonably incurred by such prevailing party in connection with such lawsuit or proceeding, as well as all associated court costs.

     9. ASSIGNMENT. No party to this Agreement may assign or transfer any obligation hereunder without the written consent of the other parties; provided, that Company may, at its sole option, assign and transfer all of its rights and obligations hereunder to an entity which owns, as of the date of such assignment and transfer, one hundred percent (100%) of the issued and outstanding capital stock of the Company. Subject to the foregoing, this Agreement shall inure to the benefit of and shall be binding upon the parties and their respective heirs, successors and assigns.

     10. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     11. COUNTERPARTS. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

     12. CAPTIONS. The captions used in this Agreement are for convenience of reference only and do not constitute a part of this Agreement and will not be deemed to limit, characterize or in any way affect any provision of this Agreement, and all provisions of this Agreement will be enforced and construed as if no caption had been used in this Agreement.

     13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Washington, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Washington or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Washington; provided, that if at any time the rights and obligations of Company under this Agreement are assigned and transferred in accordance with the terms hereof to a corporation incorporated under, or if prior to any such assignment the Company is re-incorporated under, the laws of a State other than the State of Washington (hereinafter the

"Assignee State"), this Agreement shall, from and after the effective date of any such assignment and transfer (or re-incorporation, as the case may be), be governed by the domestic laws of such Assignee State, without giving effect to any choice of law or conflict of law provision or rule (whether of such Assignee State or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than such Assignee State.

     14. NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid), telecopied to the recipient (with hard copy to follow) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid; provided, however, that if any such notice is received other than on a regular business day before 4:00 p.m., such notice will be deemed given as of the next succeeding regular business day. Such notices, demands and other communications shall be sent to the Executive and the Company at the addresses indicated below:

          NOTICES TO THE COMPANY:

          Quality Food Centers, Inc.
          10112 N.E. 10th Street
          Bellevue, Washington  98009
          Attn: Christopher A. Sinclair, President and Chief Executive Officer Telecopy No.: 206/462-2214

          with a copy to:

          Zell/Chilmark Fund, L.P.
          Two North Riverside Plaza
          Suite 600
          Chicago, Illinois 60606
          Attn: Sheli Z. Rosenberg
          Telecopy No.: 312-454-0531

          NOTICES TO THE EXECUTIVE:

          Marc Evanger
          4506 192nd Avenue, S.E.
          Issaquah, WA 98027
          Telecopy No.:______________


          with a copy to:


          Quality Food Centers, Inc.
          10112 N.E. 10th Street
          Bellevue, WA 98009
          Attn:  Jane Thomas
          Telecopy No.:  206/462-2217
or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     15. COMPLETE AGREEMENT. This Agreement constitutes the complete agreement and understanding among the parties and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     16. SURVIVAL. Sections 4, 6, 7 and 8 of this Agreement shall survive and continue in full force and effect in accordance with their terms notwithstanding any termination of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                              QUALITY FOOD CENTERS, INC.


                              /s/ Stuart M. Sloan
                              ---------------------------
                              By: Stuart M. Sloan
                              Its: Chairman



                              EXECUTIVE


                              /s/ Marc W. Evanger
                              ---------------------------
                              Marc Evanger